UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified in Its Charter)

Nevada	000-54529	45-3849662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 University Ridge, Suite D, Greenville, South Carolina 29601
(Address of Principal Executive Offices) (Zip Code)

   (864) 751-4880
(Registrant's Telephone Number, Including Area Code)

   Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Scio Diamond Technology Corporation (the "Company") intends to acquire substantially all of the assets of Apollo Diamond Gemstone Corporation ("ADGC") in exchange for approximately $100,000 in cash and the issuance of warrants to acquire approximately 1 million shares of common stock of the Company for $0.01 per share to certain current and former ADGC stockholders (the "ADGC Transaction").  The assets of ADGC consist primarily of cultured diamond gemstone-related know-how, inventory, and various intellectual property.  The Company believes that the acquisition of these assets will facilitate the Company's ability to comprehensively pursue the diamond gemstone market in a timely manner.

In addition, as previously announced, on August 31, 2011 the Company acquired certain assets of Apollo Diamond, Inc. ("ADI") (the "ADI Asset Purchase"), consisting primarily of diamond growing machines and intellectual property related thereto, and paid ADI $1,000,000 in cash and issued a promissory note to ADI with an initial principal balance of $1,000,000.  Substantially concurrently with the anticipated closing of the ADGC Transaction, the Company intends to issue warrants to acquire approximately 16 million shares of common stock of the Company for $0.01 per share to certain current and former stockholders of ADI (the "ADI Warrant Issuance").

Each of ADGC and ADI had originally contracted in March 2011 to complete the ADGC Transaction and the ADI Asset Purchase with a different, privately held, Nevada company which also had the name Scio Diamond Technology Corporation ("Private Scio").  In connection with obtaining the stockholder approvals for those transactions and the redemption of the outstanding ADI and ADGC shares for $0.01 per share, each of ADI and ADGC arranged for Private Scio to agree to issue warrants to purchase common stock of Private Scio, exercisable for $0.01 per share, to stockholders of ADI and ADGC that were accredited investors and that agreed to have their shares of ADI and ADGC redeemed by such companies.  As previously disclosed, on August 5, 2011, Private Scio sold its name to the Company in exchange for 13 million shares of the Company's common stock.  On August 31, 2011, the Company completed the ADI Asset Purchase.  In September 2011, the Company delivered a letter to certain former ADI and ADGC stockholders stating that in connection with the Company's acquisition of assets from ADI and ADGC the Company would issue warrants to buy Company common stock at $0.01 per share to such stockholders that were accredited investors, provided certain information to the Company regarding their intentions to exercise the warrants and accepted payment from ADI or ADGC, as applicable, for the repurchase of such stockholders’ shares in such companies.  However, the Company did not have a definitive written agreement with ADGC with respect to the ADGC Transaction, and based on advice of its then counsel the Company concluded that it did not have an obligation to issue the warrants or an obligation to disclose the proposed warrant issuance until it reached a definitive agreement with ADGC to complete the ADGC Transaction.

The Company still does not have a definitive written agreement with ADGC with respect to the ADGC Transaction.  However, the Company has reviewed and further analyzed its previously completed ADI Asset Purchase and the background of the proposed ADGC Transaction, and the Company has concluded that it was obligated to complete the ADI Warrant Issuance as a result of the ADI Transaction and that it is obligated to complete the ADGC Warrant Issuance subject to the closing of the ADGC Transaction.  On May 14, 2012, after extensive review of the above events with Company counsel, the board of directors of the Company concluded that the intended ADI Warrant Issuance should have been treated as part of the purchase price of the ADI assets pursuant to the ADI Asset Purchase and that the Company will be required to restate its quarterly financial statements for each of the quarters ended September 30, 2011 and December 31, 2011 and that it will amend the Form 10-Qs filed by the Company for each such period.  The Company also intends to amend its Form 8-K filed on September 2, 2011 with respect to the ADI Asset Purchase to reflect the Company's current conclusion that it was a shell company immediately prior to the ADI Asset Purchase.

The Company understands that most of the outstanding shares of ADI and ADGC were redeemed prior to and in anticipation of the ADI Asset Purchase and the ADGC Transaction.  Edward S. Adams, the Chairman of the Company's board of directors, served in various executive capacities with each of ADI and ADGC through early 2011.  Mr. Adams and his spouse owned approximately 2% of the common stock of ADI and 11% of the common stock of ADGC (prior to the stock repurchases by such companies in 2011).  Neither Mr. Adams nor his spouse will receive any warrants pursuant to the ADI Warrant Issuance or the ADGC Transaction.  Michael R. Monahan, a director of the Company, also served in executive capacities at ADGC and various capacities at ADI through early 2011.  Mr. Monahan held no stock of ADI and approximately 4% of the stock of ADGC (prior to the stock repurchases by ADGC in 2011).  Mr. Monahan will not receive any warrants pursuant to the ADI Warrant Issuance or the ADGC Transaction.  Mr. Adams and Mr. Monahan and their law firm have provided legal services to each of ADI, ADGC and the Company.  Robert C. Linares, the Chairman of the Board of each of ADI and ADGC, who is also the largest stockholder of each of ADI and ADGC, is the father-in-law of Mr. Adams.  Mr. R. Linares is expected to receive warrants to acquire 250,000 shares of common stock of the Company pursuant to the ADI Warrant Issuance.  Bryant R. Linares, a former executive officer of both ADI and ADGC, and the second largest shareholder previously of both ADI and ADGC, is expected to receive warrants to acquire 1,000,000 shares of common stock of the Company pursuant to the ADI Warrant Issuance.  Mr. B. Linares is the brother-in-law of Mr. Adams.

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The Company is continuing to review its previously filed financial statements and other disclosures, which may result in findings that require additional financial statement adjustments and other disclosure amendments.  The Company has not discussed its preliminary findings with its former independent public accounting firm, which firm was replaced in March 2012 as previously disclosed.  The Company has reviewed its preliminary findings with its current outside law firm, which firm was retained in March 2012.

All of the Company's financial statements and any related press releases and similar communications and filings, including any conclusions regarding internal controls, relating to the aforementioned periods should no longer be relied upon. The Company intends to file amendments to the herein identified reports as promptly as possible following the completion of its review of its previously filed financial statements and other disclosures.

There can be no assurance that additional issues will not be identified in the Company's continuing review, and these issues may be material. If identified, the matters could further delay the issuance of the financial statements or result in additional restatements and amendments.

The issuance of the warrants was intended to comply with an exemption from registration provided for by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933 (the “Act”).  The warrants are to be issued only to accredited investors.  The issuance of the warrants, and the issuance of any shares of the Company's common stock issued upon their exercise or conversion, has not been and will not be registered under the Act or applicable state securities laws, and the warrants and underlying shares of common stock may not be offered or sold in the United States absent registration or an applicable exemption from registration requirement.  The warrants and any shares that may be issued upon their exercise or conversion will be restricted securities, and will be appropriately legended as such, and will not be permitted to be transferred unless their transfer has been registered, or there is an exemption from registration, under applicable federal and state securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that reflect the Company's current views with respect to certain future events. Forward looking statements made by penny stock issuers such as the Company are excluded from the safe harbor in Section 21E of the Securities Exchange Act of 1934.  Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

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Forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those anticipated.  Such risk and uncertainties include, without limitation: (1) if the Company is not able to obtain further financing, its business operations may fail, (2) the Company has not generated any meaningful revenues, and as a result, faces a high risk of business failure, (3) the Company's lack of diversification increases the risks associated with the Company's business and an investment in the Company, and the Company's financial condition may deteriorate rapidly if it fails to succeed in developing the Company's business, (4) the Company may not effectively execute the Company's business plan or manage the Company's potential future business development, (5) the Company's business could be impaired if it fails to comply with applicable regulations, (6) the Company may not be able to attract and maintain key management personnel to manage the Company or laboratory scientists to carry out the Company's business operations, which could have a material adverse effect on the Company's business, (7) the ADGC Transaction may not be consummated due to, among other potential reasons, an inability of the Company and ADGC to reach agreement on final terms, (8) the Company may expend a substantial amount of time and resources in connection with its review and restatement of its previously filed financial statements and other disclosures and the transactions related thereto, and in connection with responding to potential inquiries or legal actions by the Securities and Exchange Commission or stockholders, which may impair the Company's ability to raise capital and to operate its business, and (9) the Company is continuing to review its previously filed financial statements and other disclosures, which may result in findings that require additional financial statement adjustments and other disclosure amendments, and despite the Company's current efforts the Company cannot currently state when it will be able to provide reliable financial statements and other disclosures.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. You are also urged to review and consider carefully the various disclosures made hereafter by the Company from time to time with the Securities and Exchange Commission filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:           /s/ Charles G. Nichols
Name:           Charles G. Nichols
Title:           Chief Financial Officer

Dated: May 15, 2012

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